UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 18, 2004
                                                     ----------------

                          Vista Exploration Corporation
             (Exact name of registrant as specified in its charter)

          Colorado                    000-27321                84-1493152
          --------                    ---------                ----------
(State of other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


11011 King Street, Suite 260, Overland Park, Kansas                 66210
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    (Address of principal executive offices)                      (ZipCode)

Registrant's telephone number, including area code   (913) 338-5550
                                                     --------------

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         (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14(d)-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On October 18, 2004 the Company issued a press release announcing the commencement of trading of its common stock on the OTC Bulletin Board (VXPL.OB) on October 15, 2004. The company through its wholly owned subsidiary ICOP Digital, Inc. develops video surveillance technology.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1              Press Release issued October 18, 2004



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: October 20, 2004

                                               VISTA EXPLORATION CORPORATION



                                               By: /s/ David C. Owen
                                                   ----------------------------
                                                        David C. Owen,
                                                        President and CEO

                                  EXHIBIT INDEX



         Exhibit
         -------

(99.1) Press Release issued October 18, 2004